                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant

     Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           HIGHLANDS BANKSHARES, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee paid previously with preliminary materials.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         ________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         ________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         ________________________________________________

     (5) Total fee paid: ________________________________


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:_____________________________________

     (2) Form, Schedule or Registration Statement No.:_______________

     (3) Filing Party:_______________________________________________

     (4) Date Filed:_________________________________________________

                           HIGHLANDS BANKSHARES, INC.
                              340 West Main Street
                            Abingdon, Virginia 24210

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held on May 8, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Highlands Bankshares, Inc. (the "Corporation") will be held at the Southwest Virginia 4-H Education Center, 25236 Hillman Highway, Abingdon, Virginia on May 8, 2002 at 7:00 p.m., for the following purposes:

     (1) To elect nine directors for a term of one year or until their respective successors are elected and qualified;

     (2) To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

     The Board of Directors has fixed the close of business on March 13, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      Robert M. Little, Jr.
                                      Secretary

Abingdon, Virginia
April 1, 2002


_________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
_________________________________________________________________________

                           HIGHLANDS BANKSHARES, INC.


                               _________________


                                 PROXY STATEMENT

                               _________________

                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 8, 2002

                               GENERAL INFORMATION

          This Proxy Statement is furnished to holders of common stock, $1.25 par value per share ("Common Stock"), of Highlands Bankshares, Inc. (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Corporation to be used at the Annual Meeting of Stockholders to be held on May 8, 2002 at 7:00 p.m. at the Southwest Virginia 4-H Education Center, Inc., 25236 Hillman Highway, Abingdon, Virginia and any adjournment thereof (the "Annual Meeting").

          The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's stockholders is April 1, 2002.

Voting and Revocability of Proxy

          The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia 24210), (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Persons Making the Solicitations

          The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

          Only stockholders of record at the close of business on March 13, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,644,097 shares of Common Stock of the Corporation issued and outstanding and 1,215 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Corporation had no other class of voting securities outstanding at the Record Date.

          In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a Director.

                              ELECTION OF DIRECTORS

The Nominees

          Nine (9) Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

          The following table sets forth the names, ages and business experience of nominees for election to the Board of Directors as well as the date each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of the Bank. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years.

NAME AND AGE                                        NAME AND AGE
  AND YEAR                                            AND YEAR
   BECAME                   PRINCIPAL                  BECAME                PRINCIPAL
  DIRECTOR                 OCCUPATION                 DIRECTOR              OCCUPATION
===============================================================================================
William E. Chaffin     Computer                 E. Craig. Kendrick      Attorney in private
Age 52                 Consultant               Age 50                  practice
Director since                                  Director since
March, 1991                                     February, 2000

Clydes B. Kiser        President of Kiser       J. Carter Lambert       Private Investor
Age 64                 Furniture, a furniture   Age 76
Director since         retailer                 Director since
March, 1988                                     August, 1983

James D. Moore, Jr.    Physician; President     James D. Morefield      Attorney in private
Age 56                 of the Corporation;      Age 52                  practice; Chairman
Director since         President of the         Director since          of the Corporation
August, 1983           Bank                     August, 1983            and the Bank

Charles P. Olinger     Certified Public         William J. Singleton    Private Investor
Age 52                 Accountant in            Age 76
Director since         Private Practice         Director since
March, 1988                                     November, 1991

H. Ramsey White Jr.    Dentist in private
Age 56                 practice
Director since
July, 1983


Election of Directors

          Unless authority is withheld in the proxy, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All of the nominees listed above have consented to be nominated and to serve if elected, and at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may promptly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

          The following table sets forth information as of March 13, 2002 regarding the beneficial ownership of the Corporation's Common Stock by (i) beneficial owners of more than 5% of the outstanding shares of the Corporation's Common Stock (all of whom are Directors of the Corporation), (ii) all Directors and nominees, (iii) its Executive Officers, and (iv) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                                                Common Stock
Name                                            Beneficially Owned     Percent of Class
----                                            ------------------     ----------------
Directors
   William E. Chaffin (1)                        29,500                    1.12%
   E. Craig. Kendrick (2)                        71,448                    2.70%
   Clydes B. Kiser (3)                           27,620                    1.04%
   J. Carter Lambert (4)                         54,928                    2.08%
   James D. Moore, Jr. (5)                      253,406                    9.58%
       P.O. Box 1192
       Abingdon, VA 24212
   James D. Morefield (6)                       133,109                    5.03%
       211 High Street
       Abingdon, VA 24210
   Charles P. Olinger (7)                        12,017                      *
   William Singleton (8)                         16,216                      *
   H. Ramsey White, Jr. (9)                      42,488                    1.61%
                                                -------                 -------
       Total Directors                          640,732                   24.23%
Named Executives
   Samuel L. Neese (10)                          32,095                    1.21%
   James T. Riffe (11)                            9,269                      *

The executive officers and directors as a
group (11 persons) (12)                         682,096                   25.80%
                                                -------                 -------

___________________
*Indicated holdings amount to less than 1% of the issued and outstanding Common Stock.

(1) Includes indirect ownership of 1,800 shares held solely in Mrs. Chaffin's name. Also includes indirect ownership of 400 shares held in Mr. Chaffin's children's names. Also includes 2,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(2) Includes indirect ownership of 3,986 shares held solely in Mrs. Kendrick's name. Also includes indirect ownership of 33,228 shares held in Mr. Kendrick's children's names. Also includes 4,000 shares held jointly with Mrs. Kendrick. Also includes 16,840 shares held by Morefield, Kendrick, Hess & Largen PST for which Mr. Kendrick is a trustee. Also includes 2,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(3) Includes 8,800 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes indirect ownership of 7,580 shares held solely in Mrs. Kiser's name.

(4) Includes 1,000 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes 27,142 shares held solely in Mrs. Lambert's name.

(5) Includes 135,880 shares held by Glover and Moore Profit Sharing Plan for which Dr. Moore is trustee; indirect ownership of 15,332 shares held solely in Mrs. Moore's name; indirect ownership of 2,450 shares held by Dr. Moore's son. Also includes 2,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(6) Includes indirect ownership of 16,044 shares held by Mrs. Morefield in a custodial relationship; and 20,396 shares held solely in Mrs. Morefield's name. Also includes 14,440 shares held by Mr. Morefield's daughter for whom Mr. Morefield has power of attorney. Also includes 16,840 shares held by Morefield, Kendrick, Hess & Largen PST for which Mr. Morefield is a trustee. Also includes 3,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(7) Includes 8,517 shares held solely in Mrs. Olinger's name. Also includes 2,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(8) Includes 4,000 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes indirect ownership of 6,608 shares held solely in Mrs. Singleton's name.

(9) Includes indirect ownership of 600 shares held by Dr. White in a custodial relationship. Also includes 5,540 shares held by Mrs. White in a self-directed IRA. Also includes 2,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(10) Includes 9,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(11) Includes indirect ownership of 200 shares held by Mr. Riffe's son. Also includes 7,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(12) All shares, except as noted above, are individually held or held jointly with spouses or children, or in an Individual Retirement Account.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

          Meetings of the Board of Directors of the Corporation are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Stockholders. The Board of Directors of the Corporation held twelve meetings in the year ended December 31, 2001. No director attended fewer than 75 percent of the total number of meetings of the Board of Directors. There were three committee meetings of the Corporation for 2001.

          The Board of Directors of the Bank met twelve times during 2001. No director attended fewer than 75 percent of the total number of meetings of the Board of Directors and of the total number of meetings held by all committees of the Board of Directors on which he served.

          The Board of Directors of the Corporation has an Audit Committee and a Compensation Committee, but does not have a nominating committee. These committees were previously committees of the Board of Directors of the Bank.

          The Audit Committee consists of Messrs. Kendrick, Lambert, Olinger, White, Chaffin, and Singleton. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of the Corporation's internal audit department, its independent auditors and federal and state examiners. The Audit Committee of the Board of Directors of the Bank met five times during the year ended December 31, 2001.

          The Compensation Committee consists of Messrs. Kiser, Lambert, Morefield, Olinger, and White. The Committee is responsible for the oversight of the compensation paid to employees and officers of the Bank. It reviews and recommends salary adjustments for the Bank. The Compensation Committee meets semi-annually.

          Under the Corporation's Bylaws, notice of a proposed nomination meeting certain specified requirements must be received by the Corporation not less than 60 nor more than 90 days prior to any meeting of stockholders called for the election of directors, provided in each case that if fewer than 70 days notice of the meeting is given to stockholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

          The Bylaws of the Corporation require that the stockholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Corporation which are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Bylaws of the Corporation further require that the stockholder's notice set forth as to the stockholder giving the notice (i) the name and address of such stockholder and (ii) the class and amount of such stockholder's beneficial ownership of the Corporation's capital stock. If the information supplied by stockholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such stockholder's nomination should not be brought before the Annual Meeting and that such nominee shall not be eligible for election as a director of the Corporation.

Compensation Committee Report on Executive Compensation

          The Compensation Committee of the Board of Directors, which is composed of five independent outside directors, is responsible for making recommendations to the Board of Directors concerning compensation for the Corporation's executive officers. It is the responsibility of the Compensation Committee to establish a framework for a competitive compensation package for the CEO and COO that adequately rewards performance and provides incentives for retention. In carrying out its responsibilities, the Compensation Committee considers the following: 1) the performance and effectiveness of the executive officers.: 2) the need to retain competent and effective management personnel;
3) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; 4) comparative performance of the CEO and COO as benchmarked against peer groups of comparable commercial banks; and 5) the achievement of overall corporate goals.

          The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized banking organizations, locally and nationally, giving appropriate weight to regional differences in cost of living and contrasting relative performance of the Corporation and the designated peer group. In performing this analysis, the Committee utilized the Virginia Bankers' Association Salary Survey and compensation data from other specifically identified banking peers.

          Executive officer compensation generally consists of salary, bonus based on the Corporation's annual performance, participation in the Corporation's 401-K Plan, stock options granted under the Corporation's non-qualified stock option plan and fees received for sitting on the subsidiary bank's board of directors.

Executive Officers Who Are Not Directors Of The Corporation

          Samuel L. Neese (Age 51) was appointed Executive Vice President and Chief Executive Officer of the Corporation in 1995 and Executive Vice President and Chief Executive Officer of the Bank in 1991. He was first appointed as a bank officer to the position of Vice President and Senior Loan Officer in January, 1988. Prior to January, 1988, he was associated with a Washington County bank for fifteen years.

          James T. Riffe (Age 48) was appointed Executive Vice President and Cashier of the Corporation in 1995 and Executive Vice President and Cashier of the Bank in 1991. His first officer position with the Bank was as Vice President and Cashier, to which he was appointed in 1986. He has been associated with various banks since 1975, including serving as vice president of a bank in Botetourt County, Virginia from 1981 to 1986.

Compliance With Filing Requirements Under the Securities Exchange Act of 1934

          The Exchange Act requires the Corporation's Directors and executive officers, and any persons owning more than 10% of a class of the Corporation's stock, to file certain reports of ownership and changes in ownership with the SEC. All filings were made in a timely manner.

                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 2001, 2000 and 1999, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Executive Officers of the Corporation in all capacities in which they served. The Executive Officers of the Corporation receive compensation from the Corporation in the form of stock options, which may be purchased and converted, on a share to share basis, to the Corporation's common stock.

                           SUMMARY COMPENSATION TABLE

                                    Annual Compensation                           Long-Term
                                    -------------------                          Compensation
                                                                                 ------------

                                                                       Securities     All Other
                                                                       Underlying     Compensation
Name and Principal Position         Year    Salary($)      Bonus($)    Options        ($) (a)
---------------------------         ----    ---------      --------    ---------      -------
Samuel L. Neese, Executive          2001       139,300     7,500       1,000           15,737
Vice President and Chief            2000       124,500     7,500         -0-            6,225
Executive Officer                   1999       120,468     5,500       1,000            5,816

James T. Riffe, Executive           2001       123,800     7,500       1,000           14,963
Vice President and Chief            2000       111,667     7,500         -0-            5,043
Operations Officer                  1999       105,983     5,500       1,000            3,080

---------------
(a) Consists of annual amounts funded by the Bank for the benefit of Mr. Neese and Mr. Riffe under its qualifying 401-K plan for the year ended 2001 and 2000 and 1999. Also includes Mr. Neese and Mr. Riffe's annual bank board fees for the same time periods.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       Individual Grants (a)
                         ------------------------------------------------------
                    Number of                                                      Potential Realizable
                   Securities         Percent of                                    Value at Assumed
                   Underlying        Total Options/                              Annual Rates of Stock
                    Options/         SARs Granted     Exercise                   Price Appreciation for
                      SARS          to Employee in      Price        Expiration        Option Term
  Name              Granted (#)      Fiscal Year      ($/Share)         Date         5%($)     10%($)
  ----              -----------      -----------      ---------         ----         -----     ------
Samuel L.              1,000            3.06%           $25.00        07/11/11      $40,722   $60,844
Neese, Exec.
Vice Pres. and
Chief Exec.
Officer

James T. Riffe,                                                                     $40,722   $60,844
Exec. V.P. and         1,000            3.06%           $25.00        07/11/11
Chief Operations
Officer

Option Exercises and Holdings

         All options held by the Executive Officers at December 31, 2001 can be exercised immediately. The following table sets forth information with respect to exercised and unexercised options held by such officers as of the end of the fiscal year:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUE


                                                          Number of Securities
                                                              Underlying           Value of Unexercised
                          Shares                              Unexercised              in-the-Money
                        Acquired on        Value         Options/SARs at Fiscal    Options/SARs at Fiscal
                                                                         ------                    ------
     Name                Exercise(#)     Realized($)        Year End(#)               Year End($)(a)
     ----                -----------     -----------        -----------               --------------
Samuel L. Neese,
Executive Vice               -0-              N/A               9,000                  $87,000
President and Chief
Executive Officer

James T. Riffe,
Executive Vice               -0-              N/A               7,000                  $45,750
President and
Chief Operations
Officer

(a) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between the fair market value of the common stock of the Corporation underlying the options on December 31, 2001, $25.50 per share, and the exercise price of the options. The Corporation's common stock is not actively traded, and thus fair market value reflects the good faith determination by management based on information received from purchasers and sellers of such stock.

Director's Compensation

         Directors of the Corporation receive options to purchase the Corporation's common stock, as determined by the Board of Directors, for their services. Directors of the Corporation also received fees of $8,950.00 each for their services for the year ended December 31, 2001.

         During 2001, Directors of the Corporation and Directors of the Bank, excluding Chairman Morefield and Director White, received 1,000 options each for the Corporation's common stock for their services. Chairman Morefield received 3,000 options and Director White received 2,000 options for the Corporation's common stock for their services.

                              CERTAIN TRANSACTIONS

         Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons. No such loan as of December 31, 2001 was non-accruing, past due or restructured. At December 31, 2001, the aggregate amounts of loans outstanding to all directors and officers of the Corporation and members of their immediate families were approximately $9,394,000, representing 34.22% of the total equity of the Corporation.

         Management is not aware of any arrangements, which may at a subsequent date result in a change in control of the Corporation.

     Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the Corporation's common stock, or any associate of any such Director, officer affiliate of the Corporation, or stockholder is a party adverse to the Corporation or has a material interest adverse to the Corporation.

     In the normal course of business, the Corporation conducts arms length business transactions with some of its related parties. The Corporation is required to disclose those transactions that exceed 5% of its or the related parties gross sales. During 2001 the Corporation retained William E. Chaffin, MCSE/2k, a corporate director, as a technology consultant due to his expertise. The Corporation paid Mr. Chaffin $42,000 in retainers for his consulting services during 2001. Mr. Chaffin also supplies the Corporation with some of its technology hardware, software and related periphery items through his company Chaffin & Company. During 2001 the Corporation paid $448,097.93 to Chaffin & Co. for the purchase of computer hardware, software and related periphery items.

                                    AUDITORS

     The Board of Directors has appointed Brown, Edwards & Company, LLP to perform the audit of the Corporation's financial statements for the year ending December 31, 2001. Brown, Edwards & Company, LLP has acted as the Corporation's auditors for 2001 and as the Bank's auditors for the past sixteen years and has reported on financial statements during those periods. Representatives from Brown, Edwards & Company, LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

     Any proposal that a stockholder wishes to have presented at the next Annual Meeting of Stockholders, to be held on or about May 14, 2003, must be received by the Corporation no later than 60 days before such date. Any proposal which a stockholder wishes to have included in the Proxy Statement and form of proxy relating to the next Annual Meeting of Stockholders must be received by the Corporation no later than December 1, 2002. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent to the Secretary of the Corporation by certified mail, return receipt requested.

                                 AUDIT COMMITTEE

Audit Committee Disclosures

     The following disclosures are made pursuant to the adoption of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A that require the audit committee to provide a report making certain disclosures. Under paragraphs
(a)(1), (a)(2), and (a)(3) of Item 306 the Audit Committee of Highlands Bankshares, Inc. and Highlands Union Bank assert that:

                             Audit Committee Report

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the Corporation's policy and by American Stock Exchange's listing standards except for Director Chaffin. Director Chaffin is retained as the Corporation's network consultant. Mr. Chaffin's Company receives greater than 5% of its consolidated gross revenues from the Corporation. However, the Board has determined that it is in the best interest of the Corporation and its shareholders to include Mr. Chaffin on the Audit Committee due to his knowledge and expertise relating to Electronic Data Processing issues.

     The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Corporation's and the Bank's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation's management, the Corporation's internal audit personnel and the independent accountant regarding, the following:

     . the plan for, and independent accountants' report on, each audit of the Corporation's and the Bank's financial statements

     . the Corporation's financial disclosure documents, including all financial statements and reports filed with the Federal Reserve Board and the Virginia Bureau of Financial Institutions or sent to shareholders

     . changes in the Corporation's accounting practices, principles, controls or methodologies, or in the Corporation's financial statements

     .    significant developments in accounting rules

     . the adequacy of the Corporation's internal accounting controls, and accounting, financial and auditing personnel

     . the establishment and maintenance of an environment at the Corporation that promotes ethical behavior

     Last year the Audit Committee reviewed the Audit Committee Charter and made a number of changes to reflect the new standards set forth in SEC regulations and the American Stock Exchange's listing standards. Generally, these changes reflected increased specificity in the Charter rather than changes in the Committee's practices. After appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

          The Audit Committee is responsible for recommending to the Board that the Corporation's financial statements be included in the Corporation's annual report. The Committee took a number of steps in making this recommendation for 2001. First, the Audit Committee discussed with Brown, Edwards & Co., L.L.P. the Corporation's independent accountant for 2001, those matters Brown, Edwards & Co., L.L.P. communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed Brown, Edwards & Co., L.L.P.'s independence with Brown, Edwards & Co., L.L.P. and received a letter from Brown, Edwards & Co. concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of Brown, Edwards & Co., L.L.P.'s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Corporation's management and Brown, Edwards & Co., L.L.P. the Corporation's audited consolidated balance sheets at December 31, 2001, 2000 and 1999, and consolidated statements of income, cash flows and stockholders' equity for the three years ended December 31, 2001. Based on the discussions with Brown, Edwards & Co., L.L.P. concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Corporation's 2001 Annual Report on Form 10-K.

Audit Committee

          [X]  E. Craig Kendrick, Attorney
          [X]  J. Carter Lambert, Private Investor
          [X]  Charles P. Olinger, CPA
          [X]  H. Ramsey White, Jr., Dentist
          [X]  William E. Chaffin, Computer Consultant
          [X]  William J. Singleton, Private Investor

Services and Fees During 2001

          As the Company's independent accountants for 2001, Brown, Edwards & Co., L.L.P. provided various audit and non-audit services for which the Corporation was billed for fees as further described below. None of the hours expended on Brown, Edwards & Co.'s audit of the Corporation's financial statements were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. The Corporation's Audit Committee has considered whether Brown, Edwards & Co's provision of non-audit services is compatible with maintaining its independence.

          Audit Fees. Brown, Edwards & Co audited the Corporation's annual
          ----------
financial statements included in its 2001 Annual Report on Form 10-K and, during 2001, reviewed the financial statements included in the Corporation's Quarterly Reports on Form 10-Q. The aggregate amount of fees billed to the Company for those services was $48,500.

          Financial Information Systems Design and Implementation Fees. During
          ------------------------------------------------------------
2001, Brown, Edwards & Co provided no services related to financial information systems design and implementation.

          All Other Fees. In addition to the services listed above, during 2001,
          ---------------
Brown, Edwards & Co., provided a number of other services to the Corporation for which the aggregate amount of fees billed to the Corporation was $12,000.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

          A copy of the Corporation's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of the Corporation at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

          UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF THE CORPORATION'S COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, ABINGDON, VIRGINIA 24210. THE FORM 10-K IS NOT PART OF THE PROXY SOLITICATION MATERIALS.

                                OTHER INFORMATION

                         Comparative Company Performance

          The following graph compares the Corporation's cumulative total return to its shareholders with the returns of two indexes for the five-year period ended December 31, 2001. The two indexes are the Standard & Poor's 500 Stock Index and the NASDAQ Bank Index.

                                     [GRAPH]

                           Highlands Bankshares, Inc.
                          Five Year Performance Index

                                   1996     1997     1998     1999     2000     2001
..   Highlands Bankshares, Inc.   $100.00  $123.81  $152.62   $210.10  $238.76  $243.62
[_] S&P 500 Index                $100.00  $133.00  $171.00   $206.00  $188.00  $166.00
    NASDAQ Bank Index            $100.00  $166.00  $149.00   $141.00  $165.00  $185.00

                                  OTHER MATTERS

          The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                           HIGHLANDS BANKSHARES, INC.
                 340 West Main Street, Abingdon, Virginia 24210

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby constitutes J.D. Morefield, James D. Moore, Jr. and J. Carter Lambert or any of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Highlands Bankshares, Inc. (the "Corporation") held of record by the undersigned on March 13, 2002 at the Annual Meeting of Stockholders to be held at the Southwest Virginia 4-H Education Center, Inc. at 25236 Hillman Highway, Abingdon, Virginia on May 8, 2002, at 7:00 p.m., or any adjournment thereof, for the following purposes:

1.   Election of Directors    FOR all nominees listed below        WITHHOLD AUTHORITY to vote for all nominees
                              (except as marked to the contrary)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name on the line below)


William E. Chaffin          E. Craig Kendrick           Clydes B. Kiser
J. Carter Lambert           James D. Moore, Jr.         J.D. Morefield
Charles P. Olinger          William J. Singleton        H. Ramsey White, Jr.

--------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.


 (Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.

   Please sign name exactly as it appears on the stock certificate. All owners should sign. Fiduciaries should give full title.

                                  ______________________________________________
                                                  Signature

                                  ______________________________________________
                                                    Date

                                  ______________________________________________
                                                  Signature

                                  ______________________________________________
                                                    Date

                                  I plan____________, do notplan____________, to
                                  attend the 2001 Annual Meeting.

                                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY SHEET PROMPTLY.